Exhibit 10.1

TERMINATION OF EQUITY DISTRIBUTION AGREEMENT

This Termination of Equity Distribution Agreement (this “Agreement”), dated as of March 2, 2021, is made by and between PLx Pharma Inc. (the “Company”), and JMP Securities LLC (“JMP,” and, together with the Company, each a “Party” and collectively, the “Parties”).

WHEREAS, JMP and the Company are party to that certain Equity Distribution Agreement, dated as of March 25, 2019 (the “Equity Distribution Agreement”), pursuant to which JMP acted as a placement agent on behalf of the Company; and

WHEREAS, the Company desires to terminate the Equity Distribution Agreement in its entirety pursuant to Section 12(b) of the Equity Distribution Agreement.

NOW THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

1.       Termination. Pursuant to Section 12(b) of the Equity Distribution Agreement, this Agreement shall act as notice to JMP of the Company’s termination of the Equity Distribution Agreement.

2.       Entire Agreement. This Agreement constitutes the full and complete understanding and agreement between the Parties with regard to the subject matter hereof. This Agreement may not be amended, waived, discharged or terminated other than by a written instrument signed by both Parties hereto.

3.       Counterparts. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned Parties.

4.       Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State, without reference to conflicts of law provisions.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of date first above written.

PLX PHARMA INC.

By:	/s/ Natasha Giordano
	Name:	Natasha Giordano
	Title:	President & Chief Executive Officer

ACCEPTED AND AGREED: JMP SECURITIES LLC

By:	/s/ Walter Conroy
	Name:	Walter Conroy
	Title:	Chief Legal Officer and Secretary